                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 5, 2005

       RIG NAME              WD           DESIGN             LOCATION    STATUS*       OPERATOR              CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                3,500'   Victory Class               GOM     Contracted      Walter      one assignment well from Noble
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                 5,500'   Victory Class               GOM     Contracted    Kerr-McGee          220 day extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean America              5,500'   Ocean Odyssey               GOM     Contracted      Pioneer              three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant              5,500'   Ocean Odyssey               GOM     Contracted    Kerr-McGee               one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory              5,500'   Victory Class               GOM     Contracted       Shell                two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence           7,500'   DP Aker H-3.2 Modified      GOM     Contracted        BP                five-year term
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager              2,000'   Victory Class               GOM     Contracted        ATP                 two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord              2,200'   F&G SS-2000                 GOM     Contracted   Amerada Hess              one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington            2,200'   F&G SS-2000                 GOM      Shipyard        DODI                     -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga             2,200'   F&G SS-2000                 GOM     Contracted       LLOG                three wells
------------------------------------------------------------------------------------------------------------------------------------

       RIG NAME            DAYRATE (000S)      START DATE      EST. END DATE           FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Quest                  mid 120's       mid June 2005    late July 2005    120 day term plus option with Noble in mid 120's
                                                                                beginning mid June and ending mid Oct. 2005.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                    mid 70's      early Dec. 2004    mid July 2005    90 day term extension plus option with Kerr-McGee in
                                                                                low 140's beginning mid July 2005 and ending early
                                                                                Oct. 2005; followed by 12 month extension with
                                                                                Kerr-McGee in mid 170's beginning early Oct. 2005
                                                                                and ending early Oct. 2006. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                low 150's       early May 2005   mid Sept. 2005    Following assignment wells with Pioneer, first of
                                                                                two extension wells with Mariner in mid 110's
                                                                                beginning mid Sept. and ending late Oct.; followed
                                                                                by second well with Mariner in low 130's beginning
                                                                                late Oct. and ending early Jan. 2006; followed by
                                                                                one year term plus option with Mariner in low 230's
                                                                                beginning early Jan. 2006 and ending early Jan.
                                                                                2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                low 130's       late June 2005   mid Sept. 2005    180 day term extension with Kerr-McGee in low 150's
                                                                                beginning mid Sept. 2005 and ending mid Mar. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                low 160's      early June 2005   late July 2005    One well with Kerr-McGee in mid 180's beginning late
                                                                                July and ending early Sept.; followed by one year
                                                                                term with Murphy in low 200's beginning early Sept.
                                                                                2005 and ending early Sept. 2006. Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence             mid 170's      early Jan. 2001   early Jan. 2006   Two-year term plus option with BP in low 280's
                                                                                beginning early Jan. 2006 and ending early Jan.
                                                                                2008. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                 mid 90's       late June 2005    mid Aug. 2005    One well with Amerada Hess in low 110's beginning
                                                                                mid Aug. and ending early Oct.; followed by LOI for
                                                                                one well in low 110's beginning early Oct. and
                                                                                ending late Nov.; followed by two wells plus option
                                                                                with Amerada Hess in mid 120's beginning late Nov.
                                                                                2005 and ending late Feb. 2006. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                mid 120's       late May 2005    late July 2005    One well with Kerr-McGee in mid 70's beginning late
                                                                                July. and ending late Sept.; followed by two well
                                                                                extension plus option with Kerr-McGee in mid 90's
                                                                                beginning late Sept. and ending mid Dec. Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                  -                 -          late Sept. 2005   Approximately 120-day Survey and maintenance between
                                                                                second and third well, beginning late May and ending
                                                                                late Sept. Following survey, two additional wells
                                                                                with Walter in low 60's beginning late Sept. and
                                                                                ending late Nov.; followed by one well plus option
                                                                                with Walter in low 80's beginning late Nov. and
                                                                                ending late Dec. 2005. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                mid 60's       mid Dec. 2004     mid July 2005    Two wells plus option with LLOG in low 110's
                                                                                beginning mid July and ending mid Dec.; followed by
                                                                                six month extension with LLOG in low 120's beginning
                                                                                mid Dec. 2005 and ending mid June 2006. Available;
                                                                                actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

2

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 5, 2005

       RIG NAME          WD                 DESIGN              LOCATION         STATUS*      OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          200'     Mat Cantilever                    GOM         Contracted       Unocal               one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake             200'     Mat Cantilever                    GOM         Contracted     ADTI/Samson            one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion          250'     Mat Slot                          GOM         Contracted        Hunt                one well
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia          250'     Independent Leg Cantilever        GOM         Contracted     Kerr-McGee            Five wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan           300'     Independent Leg Cantilever        GOM         Contracted        LLOG        three wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur              300'     Independent Leg Cantilever        GOM            DODI             -                    -
------------------------------------------------------------------------------------------------------------------------------------
Ocean King              300'     Independent Leg Cantilever        GOM         Contracted       El Paso         one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget            300'     Independent Leg Cantilever        GOM         Contracted    Houston Expl.    two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit            300'     Independent Leg Cantilever        GOM         Contracted        LLOG           one well extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick           300'     Independent Leg Cantilever        GOM         Contracted       Chevron            90 day term
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan             350'     Independent Leg Cantilever        GOM         Contracted         BHP          one well plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower             350'     Independent Leg Cantilever        GOM         Contracted       Chevron        one well plus option
------------------------------------------------------------------------------------------------------------------------------------

     RIG NAME         DAYRATE (000S)       START DATE          EST. END DATE           FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader          high 40's        late June 2005        mid July 2005        Two wells plus option with Seneca in high 40's
                                                                                    beginning mid July and ending early Sept 2005.
                                                                                    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake              low 50's        late June 2005        mid July 2005        Term contract with Chevron in low 50's beginning
                                                                                    mid July 2005 and ending late June 2006.
                                                                                    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion           mid 40's        late June 2005       early Aug. 2005       Two well extension plus option with Hunt in low
                                                                                    50's beginning early Aug. and ending mid Oct.
                                                                                    2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia           mid 40's       early Jan. 2005        mid July 2005        Six month term plus option with Newfield in mid
                                                                                    50's beginning mid July 2005 and ending mid Jan.
                                                                                    2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan           high 50's        late June 2005       mid Sept. 2005        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                  -                  -                     -              Maintenance/repairs late June through late Aug.
                                                                                    2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean King               mid 50's        late June 2005       early July 2005       One well with El Paso in mid 60's beginning
                                                                                    early July and ending late July; followed by one
                                                                                    well extension in low 60's beginning late July
                                                                                    and ending early Aug. 2005; followed by one well
                                                                                    with Walter in high 60's beginning early Aug.
                                                                                    and ending late Aug. 2005. Available; actively
                                                                                    marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget             low 50's         mid May 2005        mid Sept. 2005        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit            high 50's        late June 2005       late July 2005        One well extension plus option with LLOG in mid
                                                                                    60's beginning late July and ending late Aug.
                                                                                    2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick            low 60's        late May 2005        early Aug. 2005       Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan              mid 50's        late Jan. 2005       late July. 2005       Three wells with Walter in mid 70's beginning
                                                                                    late July and ending late Oct. 2005. Available;
                                                                                    actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower              mid 50's       early Jan. 2005        mid Aug. 2005        One well extension plus option with Chevron in
                                                                                    high 60's beginning mid Aug. and ending early
                                                                                    Nov. 2005; followed by LOI for one well in mid
                                                                                    80's beginning early Nov. and ending late Dec.
                                                                                    2005. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

3

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 5, 2005

       RIG NAME          WD                 DESIGN              LOCATION        STATUS*      OPERATOR            CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000                   GOM        Contracted           PEMEX        four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                            GOM        Contracted           PEMEX        four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced Pacesetter        GOM        Contracted           PEMEX        four year term work
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                         GOM        Contracted           PEMEX        four year term work
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                         North Sea     Contracted         Talisman             one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711 Series   North Sea     Contracted           Shell              one year
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                         North Sea     Contracted         Talisman        one year extension
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                       North Sea     Contracted          Statoil          one year term
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class                    Australia     Contracted      ConocoPhillips         two wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000                       Australia     Contracted          Santos            three wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                           Malaysia      Contracted          Murphy       six wells plus option
------------------------------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                           Malaysia      Contracted           CTOC              six wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class                    Singapore      Shipyard            DODI                  -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class                    Malaysia      Contracted          Murphy         950 day extension
------------------------------------------------------------------------------------------------------------------------------------

    RIG NAME        DAYRATE (000S)        START DATE         EST. END DATE      FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       mid 50's          late July 2003      mid Dec. 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      low 60's          late July 2003     early Oct. 2006     Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          high 60's          mid Aug. 2003      late July 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         mid 40's          late Oct. 2003      mid July 2007      Available.
------------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            low 80's         early Jan. 2005     late Jan. 2006      One year extension with Talisman in mid 150's
                                                                                beginning late Jan. 2006 and ending late Jan. 2007.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian         low 80's          late Mar. 2005     late Mar. 2006      One-year term extension plus option with Shell in
                                                                                low 160's beginning late Mar. 2006 and ending late
                                                                                Mar. 2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         low 80's         early Jan. 2005     late Dec. 2005      Two year extension with Talisman plus option in low
                                                                                150's beginning in late Dec. 2005 and ending in late
                                                                                Dec. 2007. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        low 140's          late May 2005     early Sept. 2006     One year plus option program in Norway with Statoil
                                                                                in low 140's beginning in late May 2005 and ending
                                                                                in early Sept. 2006 (time period to include one well
                                                                                redrill with ENI in low 140's beginning late July
                                                                                and ending late Oct. 2005). Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           mid 80's          late June 2005     late Sept. 2005     One well with Coogee Res. in mid 80's beginning late
                                                                                Sept. and ending late Oct.; followed by two wells
                                                                                plus option with Coogee in low 90's beginning late
                                                                                Oct. and ending late Dec.; followed by LOI for one
                                                                                well plus option in mid 90's beginning late Dec.
                                                                                2005 and ending late Feb. 2006; followed by four
                                                                                wells plus option in high 90's with Woodside
                                                                                beginning late Feb. 2006 and ending late Aug. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot         high 70's         late April 2005     early Aug. 2005     One well plus three options with Anzon in high 70's
                                                                                beginning early Aug. and ending mid Sept.; followed
                                                                                by one well with Bass Straits in high 70's beginning
                                                                                mid Sept. and ending late Sept.; followed by one
                                                                                well with Bass Straits in high 130's beginning late
                                                                                Sept. and ending mid Oct.; followed by one well with
                                                                                Apache in low 150's beginning mid Oct. and ending
                                                                                mid Nov.; followed by first of four Anzon options in
                                                                                mid 130's beginning mid Nov. and ending late Dec.;
                                                                                followed by second of four Anzon options in upper
                                                                                130's beginning late Dec. 2005 and ending late Jan.
                                                                                2006; followed by third and fourth of four options
                                                                                in low 140's beginning late Jan. 2006 and ending
                                                                                early April; followed by Survey beginning early
                                                                                April and ending mid April; followed by two
                                                                                exercised option wells with Apache in high 70's
                                                                                beginning mid April and ending early June; followed
                                                                                by four wells plus option with NZOP in low 100's
                                                                                beginning early June and ending late Dec. 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            mid 70's         late April 2005      mid Dec. 2005      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean General          mid 70's          mid June 2005      late Dec. 2006      Note: 5th & 6th wells in mid 90's beginning mid Oct.
                                                                                and ending late Dec. 2005. LOI for one well plus
                                                                                option in high 70's in Viet Nam beginning late Dec.
                                                                                2005 and ending early Feb. 2006. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness            -                    -                   -            Shipyard/survey early June until mid Aug. Mobe to
                                                                                GOM and prep for one year plus option with Amerada
                                                                                Hess in low 200's beginning mid Oct. 2005 and ending
                                                                                mid Oct. 2006. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           mid 170's          late June 2005      mid Jan. 2008      Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

4

      DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JULY 5, 2005

       RIG NAME        WD                DESIGN               LOCATION        STATUS*           OPERATOR           CURRENT TERM
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy             Brazil        Contracted         Petrobras        700 day extension

------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                        Brazil        Contracted         Petrobras        700 day extension

------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class                  Brazil        Contracted         Petrobras        one year extension

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi             Brazil        Contracted         Petrobras        700 day extension

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'     Independent Leg Cantilever     Indonesia      Contracted          Santos             eight wells
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'     Independent Leg Cantilever       Qatar        Contracted      Conoco/Phillips   two wells plus option
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                  Shipyard       Upgrading            DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                            GOM        Cold Stacked          DODI                   -
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PENDING--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**       2,200'    Victory Class                     GOM       Out of Service          -                    -
------------------------------------------------------------------------------------------------------------------------------------

    RIG NAME        DAYRATE (000S)        START DATE          EST. END DATE     FUTURE CONTRACTS AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          mid 70's          early Nov. 2003       early Oct. 2005    LOI for four-year term extension in mid 110's, plus
                                                                                potential bonus, beginning early Oct. 2005 and
                                                                                ending early Oct. 2009. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner         mid 50's          early April 2004       mid Mar. 2006     LOI for four-year term extension in low 110's, plus
                                                                                potential bonus, beginning mid Mar. 2006 and ending
                                                                                mid Mar. 2010. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance      high 90's          early Sept. 2004     early Sept. 2005    LOI for four-year term extension in mid 150's, plus
                                                                                potential bonus, beginning early Sept. 2005 and
                                                                                ending early Sept. 2009. Available; actively
                                                                                marketing.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper       low 100's          early Jan. 2003        mid Dec. 2005     LOI for five-year extension in low 180's, plus
                                                                                potential bonus, beginning mid Dec. 2005 and ending
                                                                                mid Dec. 2010. Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign     upper 60's          early May 2005       late Jan. 2006     LOI for two wells plus option in mid 80's beginning
                                                                                late Jan. 2006 and ending late April 2006.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage       low 70's           mid June 2005        late Mar. 2006     Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor          -                     -                     -           Singapore shipyard for upgrade to 10,000 ft. capable
                                                                                5th Generation rig. Estimated completion early 2007.
                                                                                Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
COLD STACKED (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era           -                     -                     -           Cold stacked Dec. '02.
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE PENDING--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**         -                     -                     -            Currently retired from active service as drilling
                                                                                and production platform.
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

**DIAMOND OFFSHORE SERVICES COMPANY HAS ENTERED INTO A DEFINITIVE AGREEMENT TO
  PURCHASE THE GARDEN BANKS, SUBJECT TO CERTAIN CONDITIONS, WHICH IS EXPECTED TO BE CONSUMMATED IN SEPTEMBER 2005. DIAMOND OFFSHORE DOES NOT CURRENTLY OWN THE RIG.

GOM = Gulf of Mexico